UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2008

CHELSEA THERAPEUTICS INTERNATIONAL, LTD.

(Exact name of registrant as specified in its charter)

Delaware	000-51462	20-3174202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

13590 Ballantyne Corporate Place, Unit 325, Charlotte, North Carolina 28277

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (704) 341-1516

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant

(a) Dismissal of independent registered public accounting firm.

The Audit Committee of the Board of Directors (“Audit Committee”) of Chelsea Therapeutics International, Ltd. (“Chelsea”) has completed a process it undertook to consider the selection of Chelsea’s independent registered public accounting firm for the year ending December 31, 2008. This process included consideration of Ernst & Young LLP (“E&Y”) and J.H. Cohn LLP (“J.H. Cohn”), which is the firm that the Audit Committee engaged to act as Chelsea’s independent registered public accounting firm for the years ended December 31, 2007 and 2006 and has been Chelsea’s independent registered accounting firm since January 2005. On April 4, 2008, upon completion of the selection process, the Audit Committee dismissed J.H. Cohn as Chelsea’s independent registered public accounting firm. On April 9, 2009, the Audit Committee appointed E&Y as Chelsea’s independent registered public accounting firm for the year ending December 31, 2008.

J.H. Cohn’s reports on Chelsea’s consolidated financial statements as of and for the years ended December 31, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2007 and 2006, and through April 4, 2008, there were no (a) disagreements with J.H. Cohn on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to J.H. Cohn’s satisfaction, would have caused J.H. Cohn to make reference to the subject matter thereof in connection with its reports for such years, or (b) “reportable events”, as defined under Item 304(a)(1)(v) of Regulation S-K.

J.H. Cohn has indicated to Chelsea that it concurs with the foregoing statements contained in the paragraphs above as they relate to J.H. Cohn and has furnished a letter dated April 10, 2008 to the United States Securities and Exchange Commission to this effect. A copy of the letter from J.H. Cohn is attached to this Form 8-K as Exhibit 16.1.

(b) Engagement of new independent registered public accounting firm.

As discussed above, on April 9, 2008, the Audit Committee appointed E&Y as Chelsea’s independent registered public accounting firm for the year ending December 31, 2008.

During the years ended December 31, 2007 and 2006, and through April 9, 2008, neither Chelsea nor anyone acting on its behalf consulted with E&Y regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from J.H.Cohn LLP to the United States Securities and Exchange Commission dated April 10, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHELSEA THERAPEUTICS INTERNATIONAL, LTD.

Date:	April 10, 2008	/s/ J. Nick Riehle
J. Nick Riehle, Chief Financial Officer